UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

December 9, 2011

Date of Report (Date of earliest event reported)

LOCAL.COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices)

(949) 784-0800

(Registrant’s telephone number, including area code)

One Technology Drive, Building G

Irvine, California 92618

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2011, the Registrant entered into amended and restated employment agreements with Heath Clarke, the Registrant’s chairman and chief executive officer (the “Clarke Agreement”), Michael Sawtell, the Registrant’s president and chief operating officer (the “Sawtell Agreement”), Kenneth Cragun, the Registrant’s chief financial officer and secretary (the “Cragun Agreement”), and Scott Reinke, the Registrant’s general counsel (the “Reinke Agreement” and together with each of the other executive employment agreements, the “Employment Agreements” and each an “Employment Agreement”). The Employment Agreements have an initial term of one (1) year and automatically renew for subsequent one (1) year terms thereafter, subject to earlier termination as provided for in the Employment Agreements.

If the Registrant terminates an Employment Agreement without cause (the definition of which is summarized below), or if an executive terminates his Employment Agreement with good reason (the definition of which is also summarized below), each as defined in the Employment Agreements, the Registrant is obligated to pay that executive: (i) his annual salary and other benefits earned prior to termination, (ii) his annual salary payable over one year after termination, (iii) an amount equal to all bonuses earned during the four quarters immediately prior to the termination date, payable in accordance with our standard bonus payment practices or immediately if and to the extent such bonus will be used by the executive to exercise equity grants, (iv) benefits for 12 months following the date of termination, (v) the vesting of all equity grants that would have vested had the executive’s Employment Agreement remained in force through the end of the initial term will be fully vested immediately prior to such termination, and (vi) the right for 12 months from the date of termination to exercise all equity grants granted to the executive.

Notwithstanding the foregoing, in the event of a change of control or a termination without cause or for good reason by an executive within 120 days of a change of control, all equity grants made to such executive will be immediately vested and, as applicable, remain exercisable through the end of the equity grant term as if the executive were still employed by the Registrant. Furthermore, in the event of a termination without cause or for good reason by the executive in connection with a change of control, the Registrant is obligated to pay that executive: (i) his annual salary and other benefits earned prior to termination, (ii) 1.25 times his annual salary payable in a lump sum, (iii) an amount equal to 1.25 times all bonuses earned during the four quarters immediately prior to the termination date or immediately prior the date of the change of control, whichever is greater, payable in a lump sum, and (iv) benefits for 15 months following the date of termination.

Under the terms of the Employment Agreements, a change of control is deemed to have occurred generally in the following circumstances:

•	The acquisition by any person of 35% or more of the securities of the Registrant, exclusive of securities acquired directly from the Registrant;

•	The acquisition by any person of 50% or more of the combined voting power of the Registrant’s then outstanding voting securities;

•	Certain changes in the composition of the Registrant’s Board of Directors;

•	Certain mergers and consolidations of the Registrant where certain voting thresholds or ownership thresholds are not maintained; and

•	The approval of a plan of liquidation of the Registrant or the consummation of the sale of all or substantially all of the Registrant’s assets where certain voting thresholds are not maintained.

Under the terms of the Employment Agreements, “cause” is generally defined as:

•

Conviction of a felony involving the crime of theft or a related or similar act of unlawful taking, or a felony involving the federal or California securities or pension laws, or any felony, which results in material economic harm to the Registrant;

•

Engagement in the performance of the executive’s duties or otherwise to the material and demonstrable detriment of the Registrant, in willful misconduct, willful or gross neglect, fraud, misappropriation or embezzlement;

•	Failure to adhere to lawful and reasonable directions of the Board of Directors or failure to devote substantially all of the business time and effort to the Registrant, upon notice; and

•	Material breaches of the Executive Agreement by executive.

Under the terms of the Employment Agreements, “good reason” is generally defined as:

•	A reduction in salary or failure to pay salary when due;

•	A material diminution in the executive’s title, authority, duties, reporting relationship or responsibilities;

•	Material breach of the Employment Agreement by the Registrant;

•	Failure to have any successor in interest to the Registrant assume the Employment Agreement;

•	A relocation of the executive to offices farther than 25 miles away from the location set forth in the Employment Agreement;

•	A change in executive’s reporting; and

•	The assignment to executive of any duties or responsibilities which are inconsistent with his status, position or responsibilities.

The Clarke Agreement provides for an annual base salary of $427,729.44, subject to subsequent increases at the discretion of the Board of Directors of the Registrant or a designated committee thereof. Mr. Clarke is also eligible to receive up to 80% of his annual base salary as a bonus on an annualized basis, with the potential to receive certain additional bonus amounts in the event the Registrant and/or Mr. Clarke’s performance significantly surpasses established goals.

The Sawtell Agreement provides for an annual base salary of $287,000, subject to subsequent increases at the discretion of the Board of Directors of the Registrant or a designated committee thereof. Mr. Sawtell is also eligible to receive up to 60% of his annual base salary as a bonus on an annualized basis, with the potential to receive certain additional bonus amounts in the event the Registrant and/or Mr. Sawtell’s performance significantly surpasses established goals. Mr. Sawtell is also eligible to receive certain retention bonuses in connection with his continued employment with the Registrant, which was a negotiated term in connection with the Registrant’s acquisition of the assets of Rovion Inc.

The Cragun Agreement provides for an annual base salary of $280,622.31, subject to subsequent increases at the discretion of the Board of Directors of the Registrant or a designated committee thereof. Mr. Cragun is also eligible to receive up to 45% of his annual base salary as a bonus on an annualized basis, with the potential to receive certain additional bonus amounts in the event the Registrant and/or Mr. Cragun’s performance significantly surpasses established goals.

The Reinke Agreement provides for an annual base salary of $238,304.50, subject to subsequent increases at the discretion of the Board of Directors of the Registrant or a designated committee thereof. Mr. Reinke is also eligible to receive up to 40% of his annual base salary as a bonus on an annualized basis, with the potential to receive certain additional bonus amounts in the event the Registrant and/or Mr. Reinke’s performance significantly surpasses established goals.

The description of the Employment Agreements herein is limited in their entirety by the terms of the Clarke Agreement filed as Exhibit 10.1, the Sawtell Agreement filed as Exhibit 10.2, the Cragun Agreement filed as Exhibit 10.3, and the Reinke Agreement filed as Exhibit 10.4 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Bonus Plan

On December 9, 2011, the Nominating, Compensation and Corporate Governance Committee of the Board of Directors of the Registrant adopted certain changes to the Registrant’s bonus program (the “Bonus Program”). The material terms of the Bonus Program, as changed, are attached as Exhibit 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Departure of Named Executive Officer

On December 12, 2011, the Registrant announced that Michael Plonski, one of the Registrant’s Named Executive Officers, would no longer serve as the head of the Registrant’s technology group effective immediately. Mr. Plonski’s employment with the Registrant will officially terminate on December 31, 2011. The Registrant anticipates entering into a separation and general release agreement with Mr. Plonski, provided acceptable terms can be reached with Mr. Plonski. In accordance with that certain Amended and Restated Employment Agreement dated April 26, 2010 by and between the Registrant and Mr. Plonski, provided Mr. Plonski signs the aforementioned release, Mr. Plonski will be eligible to receive (1) $279,669.60, representing one year’s base salary in equal installments over the twelve month period following the separation from service, (2) an amount equal to all bonus payments earned by Mr. Plonski for the four quarters prior to his separation of service, payable in accordance with the Registrant’s standard payment practices for such bonuses, and (3) 100% of Mr. Plonski’s health insurance premiums for one year following his separation from service if Mr. Plonski elects to continue his health care insurance coverage under COBRA. Subject to signing the aforementioned release, Mr. Plonski will also have the right to exercise any vested options for a period of one year following his separation from service.

Amended and Restated Employment Agreements

The description of the Employment Agreements in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 10.1#	Third Amended and Restated Employment Agreement by and between the Registrant and Heath Clarke dated December 15, 2011.

Exhibit 10.2#	Second Amended and Restated Employment Agreement by and between the Registrant and Michael Sawtell dated December 15, 2011.

Exhibit 10.3#	Fifth Amended and Restated Employment Agreement by and between the Registrant and Kenneth Cragun dated December 15, 2011.

Exhibit 10.4#	Second Amended and Restated Employment Agreement by and between the Registrant and Scott Reinke dated December 15, 2011.

Exhibit 10.5#	Description of the Material Terms of the Registrant’s Bonus Program as of December 9, 2011.

#	Management Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION

Date: December 15, 2011	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 10.1#	Third Amended and Restated Employment Agreement by and between the Registrant and Heath Clarke dated December 15, 2011.

Exhibit 10.2#	Second Amended and Restated Employment Agreement by and between the Registrant and Michael Sawtell dated December 15, 2011.

Exhibit 10.3#	Fifth Amended and Restated Employment Agreement by and between the Registrant and Kenneth Cragun dated December 15, 2011.

Exhibit 10.4#	Second Amended and Restated Employment Agreement by and between the Registrant and Scott Reinke dated December 15, 2011.

Exhibit 10.5#	Description of the Material Terms of the Registrant’s Bonus Program as of December 9, 2011.

#	Management Contract.